TOUCHSTONE STRATEGIC TRUST
Touchstone Non-US ESG Equity Fund (the “Fund”)
Supplement dated June 3, 2024 to the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”) dated July 28, 2023 as may be amended or supplemented from time to time
Notice of Change in Portfolio Management Team
Mr. David P. Harris, CFA, co-portfolio manager of the Fund, will be departing the Fund’s sub-adviser, Rockefeller & Co., LLC (“Rockefeller”) on June 30, 2024. As a result of this upcoming departure, Mr. Harris will no longer serve as portfolio manager of the Fund effective as of June 30, 2024 (the “Effective Date”). Accordingly, as of the Effective Date, the sections of the Fund’s summary prospectus, prospectus and SAI relating to the Fund’s management team are hereby updated to remove Mr. Harris as a portfolio manager of the Fund.
The Fund will continue to be sub-advised by Rockefeller and Mr. Michael Seo, CFA will continue to serve as portfolio manager of the Fund. There are no changes to the investment strategies of the Fund and the current investment process of Rockefeller has not changed.
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Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-4502-2405